                                                               COMMON STOCK
         NUMBER                                                   SHARES

                           EMERGING GROWTH ACQUISITION
                                 CORPORATION 1

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                           CUSIP 29088C 10 7


THIS CERTIFIES THAT





is the owner of


                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                 PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF


                   EMERGING GROWTH ACQUISITION CORPORATION 1

                              CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                    EMERGING GROWTH ACQUISITION CORPORATION 1

                                   CORPORATE

                                      SEAL

                                    DELAWARE

                                      1996

               TREASURER                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                           JERSEY CITY, N.J.       TRANSFER AGENT AND REGISTRAR,

BY:

                                                            AUTHORIZED OFFICER

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         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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|_______________________________________|



_______________________________________________________________________________
                  (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated________________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:


By ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.